EXCLUSIVE USE AGREEMENT

         This Exclusive Use Agreement (this "Agreement") is entered into as of the 1st day of September, 1999 (the "Effective Date"), by the undersigned shareholder (the "Equity Holder") of Horizon Vision Center, Inc., a Nevada corporation ("Horizon") for the benefit of Horizon and Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") and the parent companies and affiliates of each of Horizon and Prime.

                                    RECITALS:

         WHEREAS, the Equity Holder is a shareholder of Horizon.

         WHEREAS, the Equity Holder is a physician or other licensed medical professional.

         WHEREAS,   concurrently   with  the  execution  and  delivery  of  this
Agreement, Prime and Horizon are consummating that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated September 1, 1999.

         WHEREAS, in order to induce Horizon and Prime to consummate the transactions contemplated by the Stock Purchase Agreement, the Equity Holder has agreed, for a period of five (5) years, to perform all Refractive Surgery Services (as defined herein) exclusively at the facilities of, and using the equipment of, Horizon.

         THEREFORE, the parties hereto agree as follows:

                                   AGREEMENTS:

         1. Exclusive Use. Except as expressly otherwise provided below, during the term of this Agreement, the Equity Holder hereby agrees that, without the prior written consent of both Horizon and Prime, the Equity Holder will perform, and will direct all other medically trained or licensed medical professionals under the direction or control of Equity Holder to perform, all Refractive Surgery Services only at the facilities of, and using the equipment of, Horizon. For purposes of this Agreement, "Refractive Surgery Services" shall include all refractive surgery modalities, now or at any time during the term of this Agreement performed, offered or made available, including, without limitation, implantable contact lenses, instromal corneal rings, laser in situs keratomileusis photorefractive keratectomy, radial keratotomy, automated lemellar keratoplasty, astigmatic keratotomy and similar or replacement procedures.

         Provided, however, that nothing in this Agreement shall be construed to require Equity Holder to perform Refractive Surgery Services at the facilities of, or use the equipment of, Horizon, if in Equity Holder's professional medical judgment, such use would be detrimental to Equity Holder's patients. Provided further, that this Agreement shall not apply to any Refractive Surgery Services to be paid for, or reimbursed by, Medicare, Medicaid, Champus, or any other state or federal health care program, or in any other instance where the operation of this Agreement would constitute a violation of applicable law.

         2. Access. Horizon and Prime each agree that during the term of this Agreement, and for as long Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder shall be given access to Horizon's facilities, equipment and staff in the same manner such access has generally been provided to Equity Holder prior to the date of this Agreement.

         3. Other Agreements. Horizon and Prime each agree that during the term of this Agreement and for as long as Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder's compensation arrangement will be modified to incorporate the terms of any compensation arrangement with any other physician utilizing the facilities, equipment and staff, to the extent such other terms are substantially more favorable than the terms enjoyed by Equity Holder.

         4. Allocation of Procedures. Horizon and Prime each agree that inquiries generated by Horizon and not by a particular physician shall be distributed among the physician shareholders of Horizon (including Equity Holder) in a manner consistent with the allocation methods employed by Horizon prior to the date of this Agreement, limited, however, in instances where a physician is not available to perform the procedure.

     5. Term. The term of this Agreement shall begin on the Effective Date and shall continue for a period of five (5) years thereafter.

         6. Breach. The Equity Holder agrees that a violation of any covenant contained in Section 1 will irreparably damage Horizon and Prime for which remedies at law may be insufficient, and for that reason, the Equity Holder further agrees that Horizon and Prime shall each be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that Horizon and Prime may have, including, specifically, recovery of additional damages.

         7.       Miscellaneous.

               (a) Amendments. This Agreement may be modified or amended only by an instrument in writing executed by each of the parties hereto.

               (b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (c) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

               (d) Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Texas, and not the conflicts of law provisions thereof.

               (e) Parties Bound. This Agreement shall be binding upon and be enforceable against the Equity Holder. This Agreement shall inure to the benefit of Horizon, Prime and their respective successors, representatives and assigns.

               (f) Assignment. This Agreement and the rights granted hereunder may not be assigned by Equity Holder without the written consent of both Horizon and Prime.

                  (g) Construction. This Agreement shall be construed without regard to the identity of the person who drafted the various provisions of this Agreement. Each and every provision of this Agreement shall be construed as though all of the parties participated equally in the drafting of this Agreement. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable to this Agreement.

                  (h) Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

                                                    [Signature page to follow]
                                                     -------------------------

                                SIGNATURE PAGE TO

                             EXCLUSIVE USE AGREEMENT

         EXECUTED to be effective as of the date first above written.

EQUITY HOLDER:

                                   Signature: /s/ J. Robert Griffin, M.D.

                                   Printed Name: J. Robert Griffin

                                   Title:
                                   (if  signing  in  a representative capacity)



HORIZON:                           Horizon Vision Centers, Inc.

                                   Signature: /s/ David P. Bates III

                                   Printed Name: David P. Bates III

                                   Title: President



PRIME:                             Prime/BDR Acquisition, L.L.C.

                                   Signature: /s/ Cheryl Williams

                                   Printed Name: Cheryl Williams

                                   Title: Vice President

                             EXCLUSIVE USE AGREEMENT

         This Exclusive Use Agreement (this "Agreement") is entered into as of the 1st day of September, 1999 (the "Effective Date"), by the undersigned shareholder (the "Equity Holder") of Horizon Vision Center, Inc., a Nevada corporation ("Horizon") for the benefit of Horizon and Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") and the parent companies and affiliates of each of Horizon and Prime.

                                    RECITALS:

         WHEREAS, the Equity Holder is a shareholder of Horizon.

         WHEREAS, the Equity Holder is a physician or other licensed medical professional.

         WHEREAS,   concurrently   with  the  execution  and  delivery  of  this
Agreement, Prime and Horizon are consummating that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated September 1, 1999.

         WHEREAS, in order to induce Horizon and Prime to consummate the transactions contemplated by the Stock Purchase Agreement, the Equity Holder has agreed, for a period of five (5) years, to perform all Refractive Surgery Services (as defined herein) exclusively at the facilities of, and using the equipment of, Horizon.

         THEREFORE, the parties hereto agree as follows:

                                   AGREEMENTS:

         1. Exclusive Use. Except as expressly otherwise provided below, during the term of this Agreement, the Equity Holder hereby agrees that, without the prior written consent of both Horizon and Prime, the Equity Holder will perform, and will direct all other medically trained or licensed medical professionals under the direction or control of Equity Holder to perform, all Refractive Surgery Services only at the facilities of, and using the equipment of, Horizon. For purposes of this Agreement, "Refractive Surgery Services" shall include all refractive surgery modalities, now or at any time during the term of this Agreement performed, offered or made available, including, without limitation, implantable contact lenses, instromal corneal rings, laser in situs keratomileusis photorefractive keratectomy, radial keratotomy, automated lemellar keratoplasty, astigmatic keratotomy and similar or replacement procedures.

         Provided, however, that nothing in this Agreement shall be construed to require Equity Holder to perform Refractive Surgery Services at the facilities of, or use the equipment of, Horizon, if in Equity Holder's professional medical judgment, such use would be detrimental to Equity Holder's patients. Provided further, that this Agreement shall not apply to any Refractive Surgery Services to be paid for, or reimbursed by, Medicare, Medicaid, Champus, or any other state or federal health care program, or in any other instance where the operation of this Agreement would constitute a violation of applicable law.

         2. Access. Horizon and Prime each agree that during the term of this Agreement, and for as long Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder shall be given access to Horizon's facilities, equipment and staff in the same manner such access has generally been provided to Equity Holder prior to the date of this Agreement.

         3. Other Agreements. Horizon and Prime each agree that during the term of this Agreement and for as long as Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder's compensation arrangement will be modified to incorporate the terms of any compensation arrangement with any other physician utilizing the facilities, equipment and staff, to the extent such other terms are substantially more favorable than the terms enjoyed by Equity Holder.

         4. Allocation of Procedures. Horizon and Prime each agree that inquiries generated by Horizon and not by a particular physician shall be distributed among the physician shareholders of Horizon (including Equity Holder) in a manner consistent with the allocation methods employed by Horizon prior to the date of this Agreement, limited, however, in instances where a physician is not available to perform the procedure.

     5. Term. The term of this Agreement shall begin on the Effective Date and shall continue for a period of five (5) years thereafter.

         6. Breach. The Equity Holder agrees that a violation of any covenant contained in Section 1 will irreparably damage Horizon and Prime for which remedies at law may be insufficient, and for that reason, the Equity Holder further agrees that Horizon and Prime shall each be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that Horizon and Prime may have, including, specifically, recovery of additional damages.

         7.       Miscellaneous.

               (a) Amendments. This Agreement may be modified or amended only by an instrument in writing executed by each of the parties hereto.

               (b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (c) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

               (d) Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Texas, and not the conflicts of law provisions thereof.

               (e) Parties Bound. This Agreement shall be binding upon and be enforceable against the Equity Holder. This Agreement shall inure to the benefit of Horizon, Prime and their respective successors, representatives and assigns.

               (f) Assignment. This Agreement and the rights granted hereunder may not be assigned by Equity Holder without the written consent of both Horizon and Prime.

                  (g) Construction. This Agreement shall be construed without regard to the identity of the person who drafted the various provisions of this Agreement. Each and every provision of this Agreement shall be construed as though all of the parties participated equally in the drafting of this Agreement. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable to this Agreement.

                  (h) Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

                                                    [Signature page to follow]
                                                     -------------------------

                                SIGNATURE PAGE TO

                             EXCLUSIVE USE AGREEMENT

         EXECUTED to be effective as of the date first above written.

EQUITY HOLDER:
                                   Signature: /s/ Christian S. Kim, M.D.

                                   Printed Name: Christian S. Kim, M.D.

                                   Title:
                                   (if  signing  in  a representative capacity)



HORIZON:                           Horizon Vision Centers, Inc.

                                   Signature: /s/ David Bates

                                   Printed Name: David Bates

                                   Title: President



PRIME:                             Prime/BDR Acquisition, L.L.C.

                                   Signature: /s/ Cheryl Williams

                                   Printed Name:Cheryl Williams

                                   Title: Vice President

                             EXCLUSIVE USE AGREEMENT

         This Exclusive Use Agreement (this "Agreement") is entered into as of the 1st day of September, 1999 (the "Effective Date"), by the undersigned shareholder (the "Equity Holder") of Horizon Vision Center, Inc., a Nevada corporation ("Horizon") for the benefit of Horizon and Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") and the parent companies and affiliates of each of Horizon and Prime.

                                    RECITALS:

         WHEREAS, the Equity Holder is a shareholder of Horizon.

         WHEREAS, the Equity Holder is a physician or other licensed medical professional.

         WHEREAS,   concurrently   with  the  execution  and  delivery  of  this
Agreement, Prime and Horizon are consummating that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated September 1, 1999.

         WHEREAS, in order to induce Horizon and Prime to consummate the transactions contemplated by the Stock Purchase Agreement, the Equity Holder has agreed, for a period of five (5) years, to perform all Refractive Surgery Services (as defined herein) exclusively at the facilities of, and using the equipment of, Horizon.

         THEREFORE, the parties hereto agree as follows:

                                   AGREEMENTS:

         1. Exclusive Use. Except as expressly otherwise provided below, during the term of this Agreement, the Equity Holder hereby agrees that, without the prior written consent of both Horizon and Prime, the Equity Holder will perform, and will direct all other medically trained or licensed medical professionals under the direction or control of Equity Holder to perform, all Refractive Surgery Services only at the facilities of, and using the equipment of, Horizon. For purposes of this Agreement, "Refractive Surgery Services" shall include all refractive surgery modalities, now or at any time during the term of this Agreement performed, offered or made available, including, without limitation, implantable contact lenses, instromal corneal rings, laser in situs keratomileusis photorefractive keratectomy, radial keratotomy, automated lemellar keratoplasty, astigmatic keratotomy and similar or replacement procedures.

         Provided, however, that nothing in this Agreement shall be construed to require Equity Holder to perform Refractive Surgery Services at the facilities of, or use the equipment of, Horizon, if in Equity Holder's professional medical judgment, such use would be detrimental to Equity Holder's patients. Provided further, that this Agreement shall not apply to any Refractive Surgery Services to be paid for, or reimbursed by, Medicare, Medicaid, Champus, or any other state or federal health care program, or in any other instance where the operation of this Agreement would constitute a violation of applicable law.

         2. Access. Horizon and Prime each agree that during the term of this Agreement, and for as long Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder shall be given access to Horizon's facilities, equipment and staff in the same manner such access has generally been provided to Equity Holder prior to the date of this Agreement.

         3. Other Agreements. Horizon and Prime each agree that during the term of this Agreement and for as long as Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder's compensation arrangement will be modified to incorporate the terms of any compensation arrangement with any other physician utilizing the facilities, equipment and staff, to the extent such other terms are substantially more favorable than the terms enjoyed by Equity Holder.

         4. Allocation of Procedures. Horizon and Prime each agree that inquiries generated by Horizon and not by a particular physician shall be distributed among the physician shareholders of Horizon (including Equity Holder) in a manner consistent with the allocation methods employed by Horizon prior to the date of this Agreement, limited, however, in instances where a physician is not available to perform the procedure.

     5. Term. The term of this Agreement shall begin on the Effective Date and shall continue for a period of five (5) years thereafter.

         6. Breach. The Equity Holder agrees that a violation of any covenant contained in Section 1 will irreparably damage Horizon and Prime for which remedies at law may be insufficient, and for that reason, the Equity Holder further agrees that Horizon and Prime shall each be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that Horizon and Prime may have, including, specifically, recovery of additional damages.

         7.       Miscellaneous.

               (a) Amendments. This Agreement may be modified or amended only by an instrument in writing executed by each of the parties hereto.

               (b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (c) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

               (d) Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Texas, and not the conflicts of law provisions thereof.

               (e) Parties Bound. This Agreement shall be binding upon and be enforceable against the Equity Holder. This Agreement shall inure to the benefit of Horizon, Prime and their respective successors, representatives and assigns.

               (f) Assignment. This Agreement and the rights granted hereunder may not be assigned by Equity Holder without the written consent of both Horizon and Prime.

                  (g) Construction. This Agreement shall be construed without regard to the identity of the person who drafted the various provisions of this Agreement. Each and every provision of this Agreement shall be construed as though all of the parties participated equally in the drafting of this Agreement. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable to this Agreement.

                  (h) Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

                                                    [Signature page to follow]
                                                     -------------------------

                                SIGNATURE PAGE TO

                             EXCLUSIVE USE AGREEMENT

         EXECUTED to be effective as of the date first above written.

EQUITY HOLDER:
                                   Signature: /s/ Mark R. Mandel, M.D.

                                   Printed Name: Mark R. Mandel, M.D.

                                   Title:
                                   (if  signing  in  a representative capacity)



HORIZON:                           Horizon Vision Centers, Inc.

                                   Signature: /s/ David Bates

                                   Printed Name: David Bates

                                   Title: President



PRIME:                             Prime/BDR Acquisition, L.L.C.

                                   Signature: /s/ Cheryl Williams

                                   Printed Name:Cheryl Williams

                                   Title: Vice President

                             EXCLUSIVE USE AGREEMENT

         This Exclusive Use Agreement (this "Agreement") is entered into as of the 1st day of September, 1999 (the "Effective Date"), by the undersigned shareholder (the "Equity Holder") of Horizon Vision Center, Inc., a Nevada corporation ("Horizon") for the benefit of Horizon and Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") and the parent companies and affiliates of each of Horizon and Prime.

                                    RECITALS:

         WHEREAS, the Equity Holder is a shareholder of Horizon.

         WHEREAS, the Equity Holder is a physician or other licensed medical professional.

         WHEREAS,   concurrently   with  the  execution  and  delivery  of  this
Agreement, Prime and Horizon are consummating that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated September 1, 1999.

         WHEREAS, in order to induce Horizon and Prime to consummate the transactions contemplated by the Stock Purchase Agreement, the Equity Holder has agreed, for a period of five (5) years, to perform all Refractive Surgery Services (as defined herein) exclusively at the facilities of, and using the equipment of, Horizon.

         THEREFORE, the parties hereto agree as follows:

                                   AGREEMENTS:

         1. Exclusive Use. Except as expressly otherwise provided below, during the term of this Agreement, the Equity Holder hereby agrees that, without the prior written consent of both Horizon and Prime, the Equity Holder will perform, and will direct all other medically trained or licensed medical professionals under the direction or control of Equity Holder to perform, all Refractive Surgery Services only at the facilities of, and using the equipment of, Horizon. For purposes of this Agreement, "Refractive Surgery Services" shall include all refractive surgery modalities, now or at any time during the term of this Agreement performed, offered or made available, including, without limitation, implantable contact lenses, instromal corneal rings, laser in situs keratomileusis photorefractive keratectomy, radial keratotomy, automated lemellar keratoplasty, astigmatic keratotomy and similar or replacement procedures.

         Provided, however, that nothing in this Agreement shall be construed to require Equity Holder to perform Refractive Surgery Services at the facilities of, or use the equipment of, Horizon, if in Equity Holder's professional medical judgment, such use would be detrimental to Equity Holder's patients. Provided further, that this Agreement shall not apply to any Refractive Surgery Services to be paid for, or reimbursed by, Medicare, Medicaid, Champus, or any other state or federal health care program, or in any other instance where the operation of this Agreement would constitute a violation of applicable law.

         2. Access. Horizon and Prime each agree that during the term of this Agreement, and for as long Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder shall be given access to Horizon's facilities, equipment and staff in the same manner such access has generally been provided to Equity Holder prior to the date of this Agreement.

         3. Other Agreements. Horizon and Prime each agree that during the term of this Agreement and for as long as Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder's compensation arrangement will be modified to incorporate the terms of any compensation arrangement with any other physician utilizing the facilities, equipment and staff, to the extent such other terms are substantially more favorable than the terms enjoyed by Equity Holder.

         4. Allocation of Procedures. Horizon and Prime each agree that inquiries generated by Horizon and not by a particular physician shall be distributed among the physician shareholders of Horizon (including Equity Holder) in a manner consistent with the allocation methods employed by Horizon prior to the date of this Agreement, limited, however, in instances where a physician is not available to perform the procedure.

     5. Term. The term of this Agreement shall begin on the Effective Date and shall continue for a period of five (5) years thereafter.

         6. Breach. The Equity Holder agrees that a violation of any covenant contained in Section 1 will irreparably damage Horizon and Prime for which remedies at law may be insufficient, and for that reason, the Equity Holder further agrees that Horizon and Prime shall each be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that Horizon and Prime may have, including, specifically, recovery of additional damages.

         7.       Miscellaneous.

               (a) Amendments. This Agreement may be modified or amended only by an instrument in writing executed by each of the parties hereto.

               (b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (c) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

               (d) Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Texas, and not the conflicts of law provisions thereof.

               (e) Parties Bound. This Agreement shall be binding upon and be enforceable against the Equity Holder. This Agreement shall inure to the benefit of Horizon, Prime and their respective successors, representatives and assigns.

               (f) Assignment. This Agreement and the rights granted hereunder may not be assigned by Equity Holder without the written consent of both Horizon and Prime.

                  (g) Construction. This Agreement shall be construed without regard to the identity of the person who drafted the various provisions of this Agreement. Each and every provision of this Agreement shall be construed as though all of the parties participated equally in the drafting of this Agreement. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable to this Agreement.

                  (h) Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

                                                    [Signature page to follow]
                                                     -------------------------

                                SIGNATURE PAGE TO

                             EXCLUSIVE USE AGREEMENT

         EXECUTED to be effective as of the date first above written.

EQUITY HOLDER:

                                   Signature: /s/ D. Brent Reed, M.D.

                                   Printed Name: D. Brent Reed, M.D.

                                   Title:
                                   (if  signing  in  a representative capacity)



HORIZON:                           Horizon Vision Centers, Inc.

                                   Signature: /s/ David Bates

                                   Printed Name: David Bates

                                   Title: President



PRIME:                             Prime/BDR Acquisition, L.L.C.

                                   Signature: /s/ Cheryl Williams

                                   Printed Name: Cheryl Williams

                                   Title: Vice President

                             EXCLUSIVE USE AGREEMENT

         This Exclusive Use Agreement (this "Agreement") is entered into as of the 1st day of September, 1999 (the "Effective Date"), by the undersigned shareholder (the "Equity Holder") of Horizon Vision Center, Inc., a Nevada corporation ("Horizon") for the benefit of Horizon and Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") and the parent companies and affiliates of each of Horizon and Prime.

                                    RECITALS:

         WHEREAS, the Equity Holder is a shareholder of Horizon.

         WHEREAS, the Equity Holder is a physician or other licensed medical professional.

         WHEREAS,   concurrently   with  the  execution  and  delivery  of  this
Agreement, Prime and Horizon are consummating that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated September 1, 1999.

         WHEREAS, in order to induce Horizon and Prime to consummate the transactions contemplated by the Stock Purchase Agreement, the Equity Holder has agreed, for a period of five (5) years, to perform all Refractive Surgery Services (as defined herein) exclusively at the facilities of, and using the equipment of, Horizon.

         THEREFORE, the parties hereto agree as follows:

                                   AGREEMENTS:

         1. Exclusive Use. Except as expressly otherwise provided below, during the term of this Agreement, the Equity Holder hereby agrees that, without the prior written consent of both Horizon and Prime, the Equity Holder will perform, and will direct all other medically trained or licensed medical professionals under the direction or control of Equity Holder to perform, all Refractive Surgery Services only at the facilities of, and using the equipment of, Horizon. For purposes of this Agreement, "Refractive Surgery Services" shall include all refractive surgery modalities, now or at any time during the term of this Agreement performed, offered or made available, including, without limitation, implantable contact lenses, instromal corneal rings, laser in situs keratomileusis photorefractive keratectomy, radial keratotomy, automated lemellar keratoplasty, astigmatic keratotomy and similar or replacement procedures.

         Provided, however, that nothing in this Agreement shall be construed to require Equity Holder to perform Refractive Surgery Services at the facilities of, or use the equipment of, Horizon, if in Equity Holder's professional medical judgment, such use would be detrimental to Equity Holder's patients. Provided further, that this Agreement shall not apply to any Refractive Surgery Services to be paid for, or reimbursed by, Medicare, Medicaid, Champus, or any other state or federal health care program, or in any other instance where the operation of this Agreement would constitute a violation of applicable law.

         2. Access. Horizon and Prime each agree that during the term of this Agreement, and for as long Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder shall be given access to Horizon's facilities, equipment and staff in the same manner such access has generally been provided to Equity Holder prior to the date of this Agreement.

         3. Other Agreements. Horizon and Prime each agree that during the term of this Agreement and for as long as Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder's compensation arrangement will be modified to incorporate the terms of any compensation arrangement with any other physician utilizing the facilities, equipment and staff, to the extent such other terms are substantially more favorable than the terms enjoyed by Equity Holder.

         4. Allocation of Procedures. Horizon and Prime each agree that inquiries generated by Horizon and not by a particular physician shall be distributed among the physician shareholders of Horizon (including Equity Holder) in a manner consistent with the allocation methods employed by Horizon prior to the date of this Agreement, limited, however, in instances where a physician is not available to perform the procedure.

     5. Term. The term of this Agreement shall begin on the Effective Date and shall continue for a period of five (5) years thereafter.

         6. Breach. The Equity Holder agrees that a violation of any covenant contained in Section 1 will irreparably damage Horizon and Prime for which remedies at law may be insufficient, and for that reason, the Equity Holder further agrees that Horizon and Prime shall each be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that Horizon and Prime may have, including, specifically, recovery of additional damages.

         7.       Miscellaneous.

               (a) Amendments. This Agreement may be modified or amended only by an instrument in writing executed by each of the parties hereto.

               (b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (c) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

               (d) Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Texas, and not the conflicts of law provisions thereof.

               (e) Parties Bound. This Agreement shall be binding upon and be enforceable against the Equity Holder. This Agreement shall inure to the benefit of Horizon, Prime and their respective successors, representatives and assigns.

               (f) Assignment. This Agreement and the rights granted hereunder may not be assigned by Equity Holder without the written consent of both Horizon and Prime.

                  (g) Construction. This Agreement shall be construed without regard to the identity of the person who drafted the various provisions of this Agreement. Each and every provision of this Agreement shall be construed as though all of the parties participated equally in the drafting of this Agreement. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable to this Agreement.

                  (h) Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

                                                    [Signature page to follow]
                                                     -------------------------

                                SIGNATURE PAGE TO

                             EXCLUSIVE USE AGREEMENT

         EXECUTED to be effective as of the date first above written.

EQUITY HOLDER:

                                   Signature: /s/ Bradley J. Sandler, M.D.

                                   Printed Name: Bradley J. Sandler, M.D.

                                   Title:
                                   (if  signing  in  a representative capacity)



HORIZON:                           Horizon Vision Centers, Inc.

                                   Signature: /s/ David Bates

                                   Printed Name: David Bates

                                   Title: President



PRIME:                             Prime/BDR Acquisition, L.L.C.

                                   Signature: /s/ Cheryl Williams

                                   Printed Name: Cheryl Williams

                                   Title: Vice President

                             EXCLUSIVE USE AGREEMENT

         This Exclusive Use Agreement (this "Agreement") is entered into as of the 1st day of September, 1999 (the "Effective Date"), by the undersigned shareholder (the "Equity Holder") of Horizon Vision Center, Inc., a Nevada corporation ("Horizon") for the benefit of Horizon and Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") and the parent companies and affiliates of each of Horizon and Prime.

                                    RECITALS:

         WHEREAS, the Equity Holder is a shareholder of Horizon.

         WHEREAS, the Equity Holder is a physician or other licensed medical professional.

         WHEREAS,   concurrently   with  the  execution  and  delivery  of  this
Agreement, Prime and Horizon are consummating that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated September 1, 1999.

         WHEREAS, in order to induce Horizon and Prime to consummate the transactions contemplated by the Stock Purchase Agreement, the Equity Holder has agreed, for a period of five (5) years, to perform all Refractive Surgery Services (as defined herein) exclusively at the facilities of, and using the equipment of, Horizon.

         THEREFORE, the parties hereto agree as follows:

                                   AGREEMENTS:

         1. Exclusive Use. Except as expressly otherwise provided below, during the term of this Agreement, the Equity Holder hereby agrees that, without the prior written consent of both Horizon and Prime, the Equity Holder will perform, and will direct all other medically trained or licensed medical professionals under the direction or control of Equity Holder to perform, all Refractive Surgery Services only at the facilities of, and using the equipment of, Horizon. For purposes of this Agreement, "Refractive Surgery Services" shall include all refractive surgery modalities, now or at any time during the term of this Agreement performed, offered or made available, including, without limitation, implantable contact lenses, instromal corneal rings, laser in situs keratomileusis photorefractive keratectomy, radial keratotomy, automated lemellar keratoplasty, astigmatic keratotomy and similar or replacement procedures.

         Provided, however, that nothing in this Agreement shall be construed to require Equity Holder to perform Refractive Surgery Services at the facilities of, or use the equipment of, Horizon, if in Equity Holder's professional medical judgment, such use would be detrimental to Equity Holder's patients. Provided further, that this Agreement shall not apply to any Refractive Surgery Services to be paid for, or reimbursed by, Medicare, Medicaid, Champus, or any other state or federal health care program, or in any other instance where the operation of this Agreement would constitute a violation of applicable law.

         2. Access. Horizon and Prime each agree that during the term of this Agreement, and for as long Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder shall be given access to Horizon's facilities, equipment and staff in the same manner such access has generally been provided to Equity Holder prior to the date of this Agreement.

         3. Other Agreements. Horizon and Prime each agree that during the term of this Agreement and for as long as Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder's compensation arrangement will be modified to incorporate the terms of any compensation arrangement with any other physician utilizing the facilities, equipment and staff, to the extent such other terms are substantially more favorable than the terms enjoyed by Equity Holder.

         4. Allocation of Procedures. Horizon and Prime each agree that inquiries generated by Horizon and not by a particular physician shall be distributed among the physician shareholders of Horizon (including Equity Holder) in a manner consistent with the allocation methods employed by Horizon prior to the date of this Agreement, limited, however, in instances where a physician is not available to perform the procedure.

     5. Term. The term of this Agreement shall begin on the Effective Date and shall continue for a period of five (5) years thereafter.

         6. Breach. The Equity Holder agrees that a violation of any covenant contained in Section 1 will irreparably damage Horizon and Prime for which remedies at law may be insufficient, and for that reason, the Equity Holder further agrees that Horizon and Prime shall each be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that Horizon and Prime may have, including, specifically, recovery of additional damages.

         7.       Miscellaneous.

               (a) Amendments. This Agreement may be modified or amended only by an instrument in writing executed by each of the parties hereto.

               (b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (c) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

               (d) Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Texas, and not the conflicts of law provisions thereof.

               (e) Parties Bound. This Agreement shall be binding upon and be enforceable against the Equity Holder. This Agreement shall inure to the benefit of Horizon, Prime and their respective successors, representatives and assigns.

               (f) Assignment. This Agreement and the rights granted hereunder may not be assigned by Equity Holder without the written consent of both Horizon and Prime.

                  (g) Construction. This Agreement shall be construed without regard to the identity of the person who drafted the various provisions of this Agreement. Each and every provision of this Agreement shall be construed as though all of the parties participated equally in the drafting of this Agreement. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable to this Agreement.

                  (h) Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

                                                    [Signature page to follow]
                                                     -------------------------

                                SIGNATURE PAGE TO

                             EXCLUSIVE USE AGREEMENT

         EXECUTED to be effective as of the date first above written.

EQUITY HOLDER:

                                   Signature: /s/ Sanford L. Severin, M.D.

                                   Printed Name: Sanford L. Severin, M.D.

                                   Title:
                                   (if  signing  in  a representative capacity)



HORIZON:                           Horizon Vision Centers, Inc.

                                   Signature: /s/ David Bates

                                   Printed Name: David Bates

                                   Title: President



PRIME:                             Prime/BDR Acquisition, L.L.C.

                                   Signature: /s/ Cheryl Williams

                                   Printed Name: Cheryl Williams

                                   Title: Vice President

                             EXCLUSIVE USE AGREEMENT

         This Exclusive Use Agreement (this "Agreement") is entered into as of the 1st day of September, 1999 (the "Effective Date"), by the undersigned shareholder (the "Equity Holder") of Horizon Vision Center, Inc., a Nevada corporation ("Horizon") for the benefit of Horizon and Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") and the parent companies and affiliates of each of Horizon and Prime.

                                    RECITALS:

         WHEREAS, the Equity Holder is a shareholder of Horizon.

         WHEREAS, the Equity Holder is a physician or other licensed medical professional.

         WHEREAS,   concurrently   with  the  execution  and  delivery  of  this
Agreement, Prime and Horizon are consummating that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated September 1, 1999.

         WHEREAS, in order to induce Horizon and Prime to consummate the transactions contemplated by the Stock Purchase Agreement, the Equity Holder has agreed, for a period of five (5) years, to perform all Refractive Surgery Services (as defined herein) exclusively at the facilities of, and using the equipment of, Horizon.

         THEREFORE, the parties hereto agree as follows:

                                   AGREEMENTS:

         1. Exclusive Use. Except as expressly otherwise provided below, during the term of this Agreement, the Equity Holder hereby agrees that, without the prior written consent of both Horizon and Prime, the Equity Holder will perform, and will direct all other medically trained or licensed medical professionals under the direction or control of Equity Holder to perform, all Refractive Surgery Services only at the facilities of, and using the equipment of, Horizon. For purposes of this Agreement, "Refractive Surgery Services" shall include all refractive surgery modalities, now or at any time during the term of this Agreement performed, offered or made available, including, without limitation, implantable contact lenses, instromal corneal rings, laser in situs keratomileusis photorefractive keratectomy, radial keratotomy, automated lemellar keratoplasty, astigmatic keratotomy and similar or replacement procedures.

         Provided, however, that nothing in this Agreement shall be construed to require Equity Holder to perform Refractive Surgery Services at the facilities of, or use the equipment of, Horizon, if in Equity Holder's professional medical judgment, such use would be detrimental to Equity Holder's patients. Provided further, that this Agreement shall not apply to any Refractive Surgery Services to be paid for, or reimbursed by, Medicare, Medicaid, Champus, or any other state or federal health care program, or in any other instance where the operation of this Agreement would constitute a violation of applicable law.

         2. Access. Horizon and Prime each agree that during the term of this Agreement, and for as long Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder shall be given access to Horizon's facilities, equipment and staff in the same manner such access has generally been provided to Equity Holder prior to the date of this Agreement.

         3. Other Agreements. Horizon and Prime each agree that during the term of this Agreement and for as long as Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder's compensation arrangement will be modified to incorporate the terms of any compensation arrangement with any other physician utilizing the facilities, equipment and staff, to the extent such other terms are substantially more favorable than the terms enjoyed by Equity Holder.

         4. Allocation of Procedures. Horizon and Prime each agree that inquiries generated by Horizon and not by a particular physician shall be distributed among the physician shareholders of Horizon (including Equity Holder) in a manner consistent with the allocation methods employed by Horizon prior to the date of this Agreement, limited, however, in instances where a physician is not available to perform the procedure.

     5. Term. The term of this Agreement shall begin on the Effective Date and shall continue for a period of five (5) years thereafter.

         6. Breach. The Equity Holder agrees that a violation of any covenant contained in Section 1 will irreparably damage Horizon and Prime for which remedies at law may be insufficient, and for that reason, the Equity Holder further agrees that Horizon and Prime shall each be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that Horizon and Prime may have, including, specifically, recovery of additional damages.

         7.       Miscellaneous.

               (a) Amendments. This Agreement may be modified or amended only by an instrument in writing executed by each of the parties hereto.

               (b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (c) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

               (d) Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Texas, and not the conflicts of law provisions thereof.

               (e) Parties Bound. This Agreement shall be binding upon and be enforceable against the Equity Holder. This Agreement shall inure to the benefit of Horizon, Prime and their respective successors, representatives and assigns.

               (f) Assignment. This Agreement and the rights granted hereunder may not be assigned by Equity Holder without the written consent of both Horizon and Prime.

                  (g) Construction. This Agreement shall be construed without regard to the identity of the person who drafted the various provisions of this Agreement. Each and every provision of this Agreement shall be construed as though all of the parties participated equally in the drafting of this Agreement. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable to this Agreement.

                  (h) Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

                                                    [Signature page to follow]
                                                     -------------------------

                                SIGNATURE PAGE TO

                             EXCLUSIVE USE AGREEMENT

         EXECUTED to be effective as of the date first above written.

EQUITY HOLDER:

                                   Signature: /s/ Stephen G. Turner, M.D.

                                   Printed Name: Stephen G. Turner, M.D.

                                   Title:
                                   (if  signing  in  a representative capacity)



HORIZON:                           Horizon Vision Centers, Inc.

                                   Signature: /s/ David Bates

                                   Printed Name: David Bates

                                   Title: President



PRIME:                             Prime/BDR Acquisition, L.L.C.

                                   Signature: /s/ Cheryl Williams

                                   Printed Name: Cheryl Williams

                                   Title: Vice President

                             EXCLUSIVE USE AGREEMENT

         This Exclusive Use Agreement (this "Agreement") is entered into as of the 1st day of September, 1999 (the "Effective Date"), by the undersigned shareholder (the "Equity Holder") of Horizon Vision Center, Inc., a Nevada corporation ("Horizon") for the benefit of Horizon and Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") and the parent companies and affiliates of each of Horizon and Prime.

                                    RECITALS:

         WHEREAS, the Equity Holder is a shareholder of Horizon.

         WHEREAS, the Equity Holder is a physician or other licensed medical professional.

         WHEREAS,   concurrently   with  the  execution  and  delivery  of  this
Agreement, Prime and Horizon are consummating that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated September 1, 1999.

         WHEREAS, in order to induce Horizon and Prime to consummate the transactions contemplated by the Stock Purchase Agreement, the Equity Holder has agreed, for a period of five (5) years, to perform all Refractive Surgery Services (as defined herein) exclusively at the facilities of, and using the equipment of, Horizon.

         THEREFORE, the parties hereto agree as follows:

                                   AGREEMENTS:

         1. Exclusive Use. Except as expressly otherwise provided below, during the term of this Agreement, the Equity Holder hereby agrees that, without the prior written consent of both Horizon and Prime, the Equity Holder will perform, and will direct all other medically trained or licensed medical professionals under the direction or control of Equity Holder to perform, all Refractive Surgery Services only at the facilities of, and using the equipment of, Horizon. For purposes of this Agreement, "Refractive Surgery Services" shall include all refractive surgery modalities, now or at any time during the term of this Agreement performed, offered or made available, including, without limitation, implantable contact lenses, instromal corneal rings, laser in situs keratomileusis photorefractive keratectomy, radial keratotomy, automated lemellar keratoplasty, astigmatic keratotomy and similar or replacement procedures.

         Provided, however, that nothing in this Agreement shall be construed to require Equity Holder to perform Refractive Surgery Services at the facilities of, or use the equipment of, Horizon, if in Equity Holder's professional medical judgment, such use would be detrimental to Equity Holder's patients. Provided further, that this Agreement shall not apply to any Refractive Surgery Services to be paid for, or reimbursed by, Medicare, Medicaid, Champus, or any other state or federal health care program, or in any other instance where the operation of this Agreement would constitute a violation of applicable law.

         2. Access. Horizon and Prime each agree that during the term of this Agreement, and for as long Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder shall be given access to Horizon's facilities, equipment and staff in the same manner such access has generally been provided to Equity Holder prior to the date of this Agreement.

         3. Other Agreements. Horizon and Prime each agree that during the term of this Agreement and for as long as Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder's compensation arrangement will be modified to incorporate the terms of any compensation arrangement with any other physician utilizing the facilities, equipment and staff, to the extent such other terms are substantially more favorable than the terms enjoyed by Equity Holder.

         4. Allocation of Procedures. Horizon and Prime each agree that inquiries generated by Horizon and not by a particular physician shall be distributed among the physician shareholders of Horizon (including Equity Holder) in a manner consistent with the allocation methods employed by Horizon prior to the date of this Agreement, limited, however, in instances where a physician is not available to perform the procedure.

     5. Term. The term of this Agreement shall begin on the Effective Date and shall continue for a period of five (5) years thereafter.

         6. Breach. The Equity Holder agrees that a violation of any covenant contained in Section 1 will irreparably damage Horizon and Prime for which remedies at law may be insufficient, and for that reason, the Equity Holder further agrees that Horizon and Prime shall each be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that Horizon and Prime may have, including, specifically, recovery of additional damages.

         7.       Miscellaneous.

               (a) Amendments. This Agreement may be modified or amended only by an instrument in writing executed by each of the parties hereto.

               (b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (c) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

               (d) Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Texas, and not the conflicts of law provisions thereof.

               (e) Parties Bound. This Agreement shall be binding upon and be enforceable against the Equity Holder. This Agreement shall inure to the benefit of Horizon, Prime and their respective successors, representatives and assigns.

               (f) Assignment. This Agreement and the rights granted hereunder may not be assigned by Equity Holder without the written consent of both Horizon and Prime.

                  (g) Construction. This Agreement shall be construed without regard to the identity of the person who drafted the various provisions of this Agreement. Each and every provision of this Agreement shall be construed as though all of the parties participated equally in the drafting of this Agreement. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable to this Agreement.

                  (h) Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

                                                    [Signature page to follow]
                                                     -------------------------

                                SIGNATURE PAGE TO

                             EXCLUSIVE USE AGREEMENT

         EXECUTED to be effective as of the date first above written.

EQUITY HOLDER:
                                   Signature: /s/ Stephen Wilmarth, M.D.

                                   Printed Name: Stephen Wilmarth

                                   Title:
                                   (if  signing  in  a representative capacity)



HORIZON:                           Horizon Vision Centers, Inc.

                                   Signature: /s/ David P. Bates

                                   Printed Name: David P. Bates

                                   Title: President



PRIME:                             Prime/BDR Acquisition, L.L.C.

                                   Signature: /s/ Cheryl Williams

                                   Printed Name: Cheryl Williams

                                   Title: Vice President

                             EXCLUSIVE USE AGREEMENT

         This Exclusive Use Agreement (this "Agreement") is entered into as of the 1st day of September, 1999 (the "Effective Date"), by the undersigned shareholder (the "Equity Holder") of Horizon Vision Center, Inc., a Nevada corporation ("Horizon") for the benefit of Horizon and Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime") and the parent companies and affiliates of each of Horizon and Prime.

                                    RECITALS:

         WHEREAS, the Equity Holder is a shareholder of Horizon.

         WHEREAS, the Equity Holder is a physician or other licensed medical professional.

         WHEREAS,   concurrently   with  the  execution  and  delivery  of  this
Agreement, Prime and Horizon are consummating that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated September 1, 1999.

         WHEREAS, in order to induce Horizon and Prime to consummate the transactions contemplated by the Stock Purchase Agreement, the Equity Holder has agreed, for a period of five (5) years, to perform all Refractive Surgery Services (as defined herein) exclusively at the facilities of, and using the equipment of, Horizon.

         THEREFORE, the parties hereto agree as follows:

                                   AGREEMENTS:

         1. Exclusive Use. Except as expressly otherwise provided below, during the term of this Agreement, the Equity Holder hereby agrees that, without the prior written consent of both Horizon and Prime, the Equity Holder will perform, and will direct all other medically trained or licensed medical professionals under the direction or control of Equity Holder to perform, all Refractive Surgery Services only at the facilities of, and using the equipment of, Horizon. For purposes of this Agreement, "Refractive Surgery Services" shall include all refractive surgery modalities, now or at any time during the term of this Agreement performed, offered or made available, including, without limitation, implantable contact lenses, instromal corneal rings, laser in situs keratomileusis photorefractive keratectomy, radial keratotomy, automated lemellar keratoplasty, astigmatic keratotomy and similar or replacement procedures.

         Provided, however, that nothing in this Agreement shall be construed to require Equity Holder to perform Refractive Surgery Services at the facilities of, or use the equipment of, Horizon, if in Equity Holder's professional medical judgment, such use would be detrimental to Equity Holder's patients. Provided further, that this Agreement shall not apply to any Refractive Surgery Services to be paid for, or reimbursed by, Medicare, Medicaid, Champus, or any other state or federal health care program, or in any other instance where the operation of this Agreement would constitute a violation of applicable law.

         2. Access. Horizon and Prime each agree that during the term of this Agreement, and for as long Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder shall be given access to Horizon's facilities, equipment and staff in the same manner such access has generally been provided to Equity Holder prior to the date of this Agreement.

         3. Other Agreements. Horizon and Prime each agree that during the term of this Agreement and for as long as Equity Holder continues to meet the credentialing requirements of Horizon's credentialing program as in effect from time to time, Equity Holder's compensation arrangement will be modified to incorporate the terms of any compensation arrangement with any other physician utilizing the facilities, equipment and staff, to the extent such other terms are substantially more favorable than the terms enjoyed by Equity Holder.

         4. Allocation of Procedures. Horizon and Prime each agree that inquiries generated by Horizon and not by a particular physician shall be distributed among the physician shareholders of Horizon (including Equity Holder) in a manner consistent with the allocation methods employed by Horizon prior to the date of this Agreement, limited, however, in instances where a physician is not available to perform the procedure.

     5. Term. The term of this Agreement shall begin on the Effective Date and shall continue for a period of five (5) years thereafter.

         6. Breach. The Equity Holder agrees that a violation of any covenant contained in Section 1 will irreparably damage Horizon and Prime for which remedies at law may be insufficient, and for that reason, the Equity Holder further agrees that Horizon and Prime shall each be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that Horizon and Prime may have, including, specifically, recovery of additional damages.

         7.       Miscellaneous.

               (a) Amendments. This Agreement may be modified or amended only by an instrument in writing executed by each of the parties hereto.

               (b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (c) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

               (d) Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Texas, and not the conflicts of law provisions thereof.

               (e) Parties Bound. This Agreement shall be binding upon and be enforceable against the Equity Holder. This Agreement shall inure to the benefit of Horizon, Prime and their respective successors, representatives and assigns.

               (f) Assignment. This Agreement and the rights granted hereunder may not be assigned by Equity Holder without the written consent of both Horizon and Prime.

                  (g) Construction. This Agreement shall be construed without regard to the identity of the person who drafted the various provisions of this Agreement. Each and every provision of this Agreement shall be construed as though all of the parties participated equally in the drafting of this Agreement. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable to this Agreement.

                  (h) Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be effected thereby, but rather shall be enforced to the fullest extent permitted by law.

                                                    [Signature page to follow]
                                                     -------------------------

                                SIGNATURE PAGE TO

                             EXCLUSIVE USE AGREEMENT

         EXECUTED to be effective as of the date first above written.

EQUITY HOLDER:
                                   Signature: /s/ Robert J. Hardy

                                   Printed Name: Robert J. Hardy

                                   Title:
                                   (if  signing  in  a representative capacity)



PRIME:                             Prime/BDR Acquisition, L.L.C.

                                   Signature: /s/ Cheryl Williams

                                   Printed Name: Cheryl Williams

                                   Title: Vice President